                                                                  EXHIBIT 99.10


DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached August Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
------------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to August Monthly Operating Report

                           Summary Of Bank,Investment              Attachment 1
                             & Petty Cash Accounts
Summary                   AMCV Cruise Operations, Inc.
AMCV Cruise                  Case No: 01-10967 (JCA)                  UNAUDITED
Operations, Inc            For Month Of August, 2002


                                                 Balances
                                      -------------------------------       Receipts &            Bank
                                         Opening          Closing         Disbursements         Statements          Account
Account                               As Of 8/01/02     As Of 8/31/02       Included             Included          Reconciled
-------                               -------------     -------------     -------------        --------------      ----------

AHC - Certificate Of Deposit *          25,000.00          25,000.00          Yes              No - Not               Yes
Bank One                                                                                       Concentration
Account # - 880058451981                                                                       Account

AHC - Certificate Of Deposit *          25,000.00          25,000.00          Yes              No - Not               Yes
Bank One                                                                                       Concentration
Account # - 880058452369                                                                       Account

AMCV Cruise Ops                         70,557.98          77,326.98          Yes              Yes                    Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                        0.00               0.00          Yes              No - Not               Yes
LaSalle Bank                                                                                   Concentration
Account # - 62-8766-40-4                                                                       Account

American Classic Voyages                     0.00               0.00          No -             No -                   No -
Fleet Bank                                                                    Account          Account                Account
Account # - 941-9148945                                                       closed           closed                 closed

Weston Office                              640.71             492.10          Yes              Not A Bank             Yes
Petty Cash                                                                    Account


* Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

                            Receipts & Disbursements             Attachment 2-1
R&D -                     AMCV Cruise Operations, Inc.
Bank One -                   Case No: 01-10967 (JCA)                  UNAUDITED
AHC CD (86)                         Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058451981
                           1 August 02 - 31 August 02


Opening Balance - 1 August 02

                                  25,000.00


Receipts




                                  ---------
                                       0.00             Total Receipts


Disbursements




                                  ---------
                                       0.00             Total Disbursements



Closing Balance - 31 August 02

                                  25,000.00

                            Receipts & Disbursements             Attachment 2-2
R&D -                     AMCV Cruise Operations, Inc.
Bank One -                  Case No: 01-10967 (JCA)                   UNAUDITED
AHC CD (87)                         Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058452369
                           1 August 02 - 31 August 02


Opening Balance - 1 August 02

                                  25,000.00


Receipts




                                  ---------
                                       0.00             Total Receipts


Disbursements




                                  ---------
                                       0.00             Total Disbursements


Closing Balance - 31 August 02

                                  25,000.00

                            Receipts & Disbursements             Attachment 2-3
R&D -                     AMCV Cruise Operations, Inc.
First Union                 Case No: 01-10967 (JCA)                   UNAUDITED
AMCV Cruise Ops                   First Union
Master Cash               AMCV Cruise Ops Master Cash
                           Account # - 2090002602362
                           1 August 02 - 31 August 02


Opening Balance - 1 August 02

                                   70,557.98


Receipts
                                    5,303.52             Misc Deposits
                                    1,500.00             Misc Transfer - reimbursed from disbursement in DQSC
                                                         (DQ Master Cash - Hibernia # 812395335)




                                   ---------
                                    6,803.52             Total Receipts


Disbursements




                                      (34.52)            Bank Fees

                                   ---------
                                      (34.52)            Total Disbursements


Closing Balance - 31 August 02

                                   77,326.98

                            Receipts & Disbursements             Attachment 2-4
                          AMCV Cruise Operations, Inc.
R&D - LaSalle                Case No: 01-10967 (JCA)                  UNAUDITED
AMCV Escrow - Gohagan               LaSalle
                             AMCV Escrow - Gohagan
                            Account # - 62-8766-40-4
                           1 August 02 - 31 August 02


Opening Balance - 01 August 02

                                           0.00


Receipts

                                           0.00      Interest Earned




                                        -------
                                           0.00      Total Receipts


Disbursements

                                           0.00      Fees




                                        -------
                                           0.00      Total Disbursements


Closing Balance - 31 August 02

                                           0.00

                            Receipts & Disbursements             Attachment 2-5
                          AMCV Cruise Operations, Inc.
R&D - NOLA                    Case No: 01-10967 (JCA)                 UNAUDITED
Petty Cash                        Weston Office
                                   Petty Cash
                                 Account # - NA
                           1 August 02 - 31 August 02


Opening Balance - 1 August 02

                                           640.71


Receipts




                                          -------
                                             0.00      Total Receipts


Disbursements

                                          (125.00)     Cleaning Services
                                                       Courier
                                                       Postage
                                           (23.61)     Miscellaneous Supplies




                                          -------
                                          (148.61)     Total Disbursements


Closing Balance - 31 August 02

                                           492.10

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 15:52:39
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: AUG-02

currency USD
Company=15 (AMCV OPS)


                                        PTD-Actual
                                         31-Aug-02
                                       -----------

Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                       -----------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                         16,666.67
                                       -----------
Total Operating Expenses                 16,666.67

                                       -----------
Gross Profit                            (16,666.67)

SG&A Expenses
General and Admin Expenses               84,834.80
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                       -----------
Total SG&A Expenses                      84,834.80

                                       -----------
EBITDA                                 (101,501.47)

Depreciation                                  0.00

                                       -----------
Operating Income                       (101,501.47)

Other Expense/(Income)
Interest Income                               0.00
Interest Expense                              0.00
Equity in Earnings for Sub               21,259.61
Reorganization expenses                 (12,674.59)
                                       -----------
Total Other Expense/(Income)            (33,934.20)

                                       -----------
Net Pretax Income/(Loss)                (67,567.27)

Income Tax Expense                            0.00

                                       -----------
Net Income/(Loss)                       (67,567.27)
                                       ===========

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:34:59
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: AUG-02

currency USD
Company=15 (AMCV OPS)


                                               YTD-Actual                 YTD-Actual
                                                31-Aug-02                  22-Oct-02
                                            ---------------             --------------

ASSETS

Cash and Equivalent                               43,625.39               1,723,947.86

Restricted Cash                                  450,000.00                 219,000.00

Marketable Securities                             50,000.00                  50,000.00

Accounts Receivable                                    0.00                  99,684.62

Inventories                                            0.00                       0.00

Prepaid Expenses                                 407,581.21                 522,662.13

Other Current Assets                               3,600.00                   1,750.00

                                             --------------             --------------
Total Current Assets                             954,806.60               2,617,044.61


Fixed Assets                                           0.00               9,371,627.23

Accumulated Depreciation                               0.00                (453,764.30)

                                            ---------------             --------------
Net Fixed Assets                                       0.00               8,917,862.93


Net Goodwill                                           0.00                       0.00

Intercompany Due To/From                      (4,939,609.70)              2,150,807.43

Net Deferred Financing Fees                            0.00                       0.00

Net Investment in Subsidiaries              (521,729,310.57)             66,329,274.35

                                            ---------------             --------------
Total Other Assets                          (526,668,920.27)             68,480,081.78

                                            ---------------             --------------
Total Assets                                (525,714,113.67)             80,014,989.32
                                            ===============             ==============

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:34:59
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: AUG-02

currency USD
Company=15 (AMCV OPS)


                                               YTD-Actual                 YTD-Actual
                                                31-Aug-02                  22-Oct-02
                                            ---------------             --------------

LIABILITIES

Accounts Payable                                  74,118.24                   5,363.60

Accrued Liabilities                               13,104.15                 289,488.87

Deposits                                               0.00                       0.00

                                             --------------             --------------
Total Current Liabilities                         87,222.39                 294,852.47


Long Term Debt                                         0.00                       0.00

Other Long Term Liabilities                            0.00                       0.00

                                            ---------------             --------------
Total Liabilities                                 87,222.39                 294,852.47


Liabilities Subject to Compromise             29,492,908.96              32,307,000.02


OWNER'S EQUITY

Common Stock                                      10,440.25                  10,440.25

Add'l Paid In Capital                        112,772,392.56             112,772,392.56

Current Net Income (Loss)                   (600,315,944.26)            (37,037,717.81)

Retained Earnings                            (67,761,133.57)            (28,331,978.17)

                                            ---------------             --------------
Total Owner's Equity                        (555,294,245.02)             47,413,136.83

                                            ---------------             --------------
Total Liabilities & Equity                  (525,714,113.67)             80,014,989.32
                                            ===============             ==============

AMCV                             ATTACHMENT 6                     0-10967 (JCA)
Cruise Operations           Summary List of Due To/
                               Due From Accounts
                              For the Month Ended
                                August 31, 2002

                                                           BEGINNING                                                ENDING
AFFILIATE NAME                            CASE NUMBER       BALANCE            DEBITS           CREDITS             BALANCE
American Classic Voyages Co.               01-10954     (82,639,453.09)     11,353,654.89     12,718,445.72      (84,004,243.92)
AMCV Holdings, Inc.                        01-10973        (639,623.36)                --                --         (639,623.36)
The Delta Queen Steamboat Co.              01-10970    (101,003,199.41)     23,599,861.69     22,891,236.14     (100,294,573.86)
DQSB II, Inc.                              01-10974           2,330.40                 --                --            2,330.40
Great AQ Steamboat, L.L.C.                 01-10960      22,866,639.06                 --                --       22,866,639.06
Great Pacific NW Cruise Line, L.L.C.       01-10977       9,433,776.58             500.00                --        9,434,276.58
Great River Cruise Line, L.L.C.            01-10963       9,463,194.68             463.75                --        9,463,658.43
Great Ocean Cruise Line, L.L.C.            01-10959      22,080,287.63           2,449.63                --       22,082,737.26
Cruise America Travel, Incorporated        01-10966       4,057,165.15                 --                --        4,057,165.15
Delta Queen Coastal Voyages, L.L.C.        01-10964        (190,721.38)                --                --         (190,721.38)
Cape Cod Light, L.L.C.                     01-10962       3,950,183.20                 --                --        3,950,183.20
Cape May Light, L.L.C.                     01-10961       8,127,233.11                 --                --        8,127,233.11
Project America, Inc.                      N/A           (4,501,177.23)                --                --       (4,501,177.23)
Oceanic Ship Co.                           N/A           57,690,858.86                 --                --       57,690,858.86
Project America Ship I, Inc.               N/A              111,968.41                 --                --          111,968.41
Ocean Development Co.                      01-10972       1,559,238.61                 --                --        1,559,238.61
Great Hawaiian Cruise Line, Inc.           01-10975         (22,292.97)                --                --          (22,292.97)
Great Hawaiian Properties Corporation      01-10971      (6,116,875.06)                --                --       (6,116,875.06)
American Hawaii Properties Corporation     01-10976       5,188,990.02                 --                --        5,188,990.02
Great Independence Ship Co.                01-10969      36,656,636.93                 --                --       36,656,636.93
CAT II, Inc.                               01-10968       9,637,982.06                 --                --        9,637,982.06
                                                       ------------------------------------------------------------------------
                                                         (4,286,857.80)     34,956,929.96     35,609,681.86       (4,939,609.70)
                                                       ========================================================================

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JCA)




                           Accounts Receivable Aging
                             As of August 31, 2002







                                  Attachment 7


                                 Not Applicable

ACCOUNTS PAYABLE TRIAL BALANCE                                    ATTACHMENT  8
AS OF AUGUST 31, 2002

LIABILITY ACCOUNT:  15-000-220102-00000


                                                                                        REMAINING
SUPPLIER NAME                      INVOICE NUMBER        INVOICE DATE    AMOUNT          AMOUNT        INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------
BENTON COUNTY TRUSTEE              123101                 31-Dec-01    $  1,549.91    $  1,549.91    PROPERTY ADDRESS BL000400

BILL NOBLES, TRUSTEE               123101B                31-Dec-01    $  1,704.40    $  1,704.40    BILL NUMBER 145214
                                   123101A                31-Dec-01    $  1,963.66    $  1,963.66    BILL NUMBER 145375
                                   Total for Supplier:                 $  3,668.06    $  3,668.06

BOB PATTERSON, TRUSTEE             123101B                31-Dec-01    $  7,025.24    $  7,025.24    FOLIO NUMBER
                                                                                                     6BL-0004-0-00000-0
                                   123101A                31-Dec-01    $  5,059.38    $  5,059.38    FOLIO NUMBER
                                                                                                     1BL-0004-0-00000-0
                                   Total for Supplier:                 $ 12,084.62    $ 12,084.62

BROWNING-FERRIS INDUSTRIES         0221820-020100-0278    31-Jan-02    $  1,097.64    $ (1,097.64)

CARL E. LEVI, CITY TREASURER       123101                 31-Dec-01    $  1,400.93    $  1,400.93    BILL#76013

CHARLIE CALDWELL, TRUSTEE          123101B                31-Dec-01    $  2,807.17    $  2,807.17    ACCOUNT NUMBER 000000516
                                   123101A                31-Dec-01    $  2,459.26    $  2,459.26    ACCOUNT NUMBER 000000340
                                   Total for Supplier:                 $  5,266.43    $  5,266.43

CITY OF PORTLAND                   123101                 31-Dec-01    $    100.00    $    100.00    AMERICAN CLASSIC
                                                                                                     VOYAGES, INC.

CITY TAX COLLECTOR                 123101                 31-Dec-01    $     51.77    $     51.77    PROPERTY ADDRESS BL000400

COUNTY TRUSTEE                     123101                 31-Dec-01    $  1,299.20    $  1,299.20    PROPERTY ADDRESS BL000400

DECATUR COUNTY TRUSTEE             123101                 31-Dec-01    $    991.66    $    991.66    PROPERTY ADDRESS BL000400

DEPARTMENT OF REVENUE
  AND TAXATION                     123101A                31-Dec-01    $     10.00    $     10.00    PROJECT AMERICA, INC.

DICKSON COUNTY TRUSTEE             123101                 31-Dec-01    $    166.48    $    166.48    PROPERTY ADDRESS BL000400

DIRECTV                            0032-006733024         26-Dec-01    $     60.33    $     60.33    #006733024
                                   0031-006733024         26-Nov-01    $     60.33    $     60.33    ACCT#006733024
                                   0030-006733024A        26-Oct-01    $     60.33    $     60.33    ACCT#006733024
                                   0024-006733024C        23-Apr-01    $   (659.33)   $   (659.33)   OVERPAID CK#4002327
                                                                                                     ACCT#006733024
                                   Total for Supplier:                 $   (478.34)   $   (478.34)

DIVERSEY LEVER, INC                30706                  18-Dec-01    $     (8.97)   $     (8.97)   FUEL SURCHARGE CREDIT

DYER COUNTY TRUSTEE                123101                 31-Dec-01    $  2,915.08    $  2,915.08    PROPERTY ADDRESS BL000400

ENTERGY                            0415-051402CR          14-May-02    $(12,699.89)   $(12,699.89)
                                   0415-051402B           14-May-02    $ 12,699.89    $ 12,699.89
                                   Total for Supplier:                 $        --    $        --

HARDIN COUNTY TRUSTEE              123101                 31-Dec-01    $  2,254.32    $  2,254.32    HARDIN COUNTY PROPERTY TAX

HENRY COUNTY TRUSTEE               123101                 31-Dec-01    $    323.79    $    323.79    PROPERTY ADDRESS BL000400

HOUSTON COUNTY TRUSTEE             123101                 31-Dec-01    $    303.80    $    303.80    HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE           123101                 31-Dec-01    $  1,014.31    $  1,014.31    PROPERTY ADDRESS BL000400

ICS LOGISTICS                      0305115                19-Apr-02         411.14         411.14
                                   0304250                12-Apr-02    $  1,464.00    $  1,464.00
                                   0303296                 5-Apr-02    $    214.50    $    214.50
                                   0301324                29-Mar-02    $  1,872.75    $  1,872.75
                                   0300501                22-Mar-02    $  1,039.50    $  1,039.50
                                   0299608                15-Mar-02    $    965.25    $    965.25
                                   0294084                 8-Feb-22    $    230.00    $    230.00
                                   0288151                 4-Jan-02    $    990.00    $    990.00
                                   0283961                 7-Dec-01    $    990.00    $    990.00
                                   0277999                 2-Nov-01    $    990.00    $    990.00
                                   0245847B               12-Oct-01    $  1,056.00    $  1,056.00
                                   Total for Supplier:                 $ 10,223.14    $ 10,223.14

IIS INC                            061002                 10-Jun-02    $  1,595.00    $ (1,595.00)

LAKE COUNTY TRUSTEE                123101                 31-Dec-01    $  5,781.44    $  5,781.44    PROPERTY ADDRESS BL000400

LAKELAND RADIOLOGISTS PA           052402FINC             24-May-02    $    164.44    $    164.44    MED EXP J FINCH DOS 5/24/02
                                   052502FINC             25-May-02    $    233.05    $    233.05    MED EXP J FINCH DOS 5/24-25/02
                                   Total for Supplier:                 $    397.49    $    397.49

LAURA MAX RACINE,
  TIPTON COUNTY TRUSTEE            123101                 31-Dec-01    $  2,110.19    $  2,110.19    TIPTON COUNTY PERSONAL
                                                                                                     PROPERTY TAX

MARION COUNTY TRUSTEE              123101                 31-Dec-01    $  1,594.57    $  1,594.57    MARION COUNTY PROPERTY TAX

ACCOUNTS PAYABLE TRIAL BALANCE                                    ATTACHMENT  8
AS OF AUGUST 31, 2002

LIABILITY ACCOUNT:  15-000-220102-00000


                                                                                        REMAINING
SUPPLIER NAME                      INVOICE NUMBER        INVOICE DATE    AMOUNT          AMOUNT        INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------
MCI WORLDCOM CONFRENCING           120101                  1-Dec-01    $   (46.07)    $   (46.07)    01-00005980958-00691

MONTGOMERY COUNTY TRUSTEE          123101                 31-Dec-01    $ 2,694.83     $ 2,694.83     PROPERTY ADDRESS BL000400

NATCHEZ WATER WORKS                 40902                  9-Apr-02    $   (18.36)    $   (18.36)    #13418

NYS LLC/LLP FEE                    123101B                31-Dec-01    $   325.00     $   325.00     DELTA QUEEN COASTAL
                                                                                                     VOYAGES, L.L.C.
                                   123101A                31-Dec-01    $   325.00     $   325.00     CAPE MAY LIGHT, L. L. C.
                                   Total for Supplier:                 $   650.00     $   650.00

PAUL MEADOW, TRUSTEE               123101                 31-Dec-01    $ 4,646.31     $ 4,646.31     LAUDERDALE COUNTY
                                                                                                     PROPERTY TAX

PERRY COUNTY                       123101                 31-Dec-01    $   544.04     $   544.04     PROPERTY ADDRESS BL000400

SOMERSET REFINERY, INC             12718B                 25-Oct-01    $ 3,771.46     $     0.01     PO#11923

SOUTHWESTERN BELL                  0227 122401            24-Dec-01    $   (14.66)    $   (14.66)    314-436-0227-138-8
                                   8922 120401             4-Dec-01    $    (7.62)    $    (7.62)    573 221-8922 555-7
                                   Total for Supplier:                 $   (22.28)    $   (22.28)

STATE OF NEW JERSEY                123101                 31-Dec-01    $   340.00     $   340.00     DELTA QUEEN
                                                                                                     STEAMBOAT COMPANY

STATE OF NEW JERSEY - CBT          123101                 31-Dec-01    $   340.00     $   340.00     DQSB II, INC

STEWART COUNTY TRUSTEE             123101                 31-Dec-01    $ 2,569.98     $ 2,569.98     PROPERTY ADDRESS BL000400

TAX COLLECTOR                      123101                 31-Dec-01    $   240.81     $   240.81     PROPERTY ADDRESS BL000400

TENNESSEE DEPARTMENT OF REVENUE    123101                 31-Dec-01    $ 7,000.00     $ 7,000.00     DELTA QUEEN STEAMBOAT COMPANY

TREASURER, CITY OF MEMPHIS         123101                 31-Dec-01    $ 2,626.70     $ 2,626.70     ACCOUNT NUMBER TBL000400

WAYNE COUNTY TRUSTEE               123101                 31-Dec-01    $   205.03     $   205.03     PROPERTY ADDRESS BL000400

WEST VIRGINIA STATE
  TAX DEPARTMENT                   123101                 31-Dec-01    $ 2,010.00     $ 2,010.00     AMERICAN CLASSIC
                                                                                                     VOYAGES, INC.

WITHERS/SUDDATH RELOCATION
  SYSTEMS, INC                     145196                 30-Oct-01    $ 1,040.00      $ 10.00 60     DOLLIE LOADS


TOTAL FOR LIABILITY ACCOUNT:                                           $84,304.97      $74,118.24

TOTAL FOR REPORT:                                                      $84,304.97      $74,118.24

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO AUGUST MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. During August, the Debtor funded three escrow accounts each in the amount of $150,000. Each escrow account was required for a pending P&I insurance claim. The Debtor cannot currently determine how much, if any, the ultimate settlement will be for each claim.